Offerings - Offering: 1	Jul. 30, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 8,011,993.64
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,106.46
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. Calculated as the aggregate maximum purchase price for shares, based upon the Fund’s net asset value as of June 30, 2026.

The amount of the filing fee, calculated in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Section 6(b) Filing Fee Rate Advisory for Fiscal Year 2026, equals $138.10 per million dollars of the value of the transaction.